Exhibit 21.1

SUBSIDIARIES OF TYCO FLOW CONTROL INTERNATIONAL LTD.

Country	Entity	State
Argentina	Tyco Flow Control Argentina S.A.

Australia	A.C.N. 095 652 645 Pty Limited

Australia	Coastline Foundry (Qld) Pty Limited

Australia	Danby Pty Limited

Australia	ETE Coliban Pty Limited

Australia	Goyen Controls Co Pty Limited

Australia	Greenspan Environmental Technology Pty Ltd

Australia	Greenspan Technology Pty Ltd

Australia	Keystone Asia Pacific Pty Limited

Australia	Milperra Developments Pty Limited

Australia	Seghers-Applied Pty Ltd

Australia	Steel Mains Pty Limited

Australia	TopAq Pty Limited

Australia	Tyco Flexonics Australia Pty Limited

Australia	Tyco Flow Control International Pty Limited

Australia	Tyco Flow Control Pacific Pty Limited

Australia	Tyco Water Pty Limited

Australia	Water Infrastructure Group (Queensland) Pty Ltd

Australia	Water Infrastructure Group Pty Ltd

Australia	Water Reticulation Systems (Virginia) Pty Limited

Australia	Water Reticulation Systems Hire Pty Limited

Australia	Yarway Australia Pty Limited

Bahamas	Flow Shares Ltd.

Belgium	Tyco Thermal Controls NV

Bermuda	Tyco Epsilon Limited

Brazil	Hiter Industria e Comercio de Controles Termo-Hidraulicos Ltda.

Brazil	M.M. Participacoes Ltda.

Brazil	Tyco Valves & Controls Brasil Ltda.

Brazil	Valvulas Crosby Industria e Comercio Ltda.

Brazil	Westlock Equipamentos de Controle Ltda.

Canada	Century Industries Company

Canada	Hawley Group Canada Limited

Canada	Keystone Canada Co.

Canada	Tracer Canada Incorporated

Canada	Tracer Field Services Canada Ltd.

Canada	Tracer Industries Canada Limited

Canada	Tyco Project Services Canada, Inc.

Canada	Tyco Thermal Controls (Canada) Ltd.

Canada	Tyco Thermal Controls Construction Corporation

Canada	Tyco Valves & Controls Canada Inc.

Chile	Investim Chile S.A.

Country	Entity	State
Chile	Tyco Flow Control Chile S.A.

China	Tyco Flow Control (Shanghai) Co., Ltd.

China	Tyco Flow Control Beijing Co., Ltd.

China	Tyco Thermal Controls (Huzhou) Co. Ltd

China	Tyco Thermal Controls (Shanghai) Engineering Co., Ltd.

China	Tyco Thermal Controls (Shanghai) Trading Co. Ltd

China	Tyco Valves & Controls (Sichuan) Co., Ltd.

China	Tyco Water Valve (Shanghai) Co., Ltd

Czech Republic	Tyco Thermal Controls Czech s.r.o.

Czech Republic	Tyco Valves & Controls Distribution Czech s.r.o.

Denmark	Tyco Holding III (Denmark) ApS

Denmark	Tyco Valves & Controls Denmark A/S

Finland	Tyco Thermal Controls Finland Oy

France	Conception et Representation de Technologie de Controle C.R.T. Controle

France	Flow Control Technologies SA

France	Generale de Robinetterie Industrielle et de Systemes de Surete (Griss) S.A.

France	Tyco European Security Holdings SA

France	Tyco Flow Control Europe SAS

France	Tyco Thermal Controls SAS

France	Tyco Valves & Controls Distribution (France) S.C.A.

Germany	Chemat GmbH Armaturen fur Industrie - und Nuklearanlage

Germany	DA Export International GmbH

Germany	Dritte Korschenbroicher Armaturen GmbH

Germany	Erste Korschenbroicher Armaturen GmbH & Co. KG

Germany	Erste Korschenbroicher Armaturen Verwaltungs GmbH

Germany	Erwin Burbach Maschinenfabrik GmbH

Germany	Flow Control Holding GmbH & Co. KG

Germany	Flow Control Holding Verwaltungs GmbH

Germany	Mecafrance (Deutschland) GmbH

Germany	SABO-Armaturen Service GmbH

Germany	Sempell GmbH

Germany	Tyco European Investments Deutschland GmbH

Germany	Tyco International Armaturen Holding GmbH

Germany	Tyco International PLT Deutschland GmbH

Germany	Tyco International PLT GmbH

Germany	Tyco International PLT Klartechnik GmbH

Germany	Tyco International PLT Umwelttechnik GmbH

Germany	Tyco Thermal Controls GmbH

Germany	Tyco Thermal Controls Holding GmbH

Germany	Tyco Umwelttechnik GmbH

Germany	Tyco Valves & Controls Distribution GmbH

Germany	Vierte Korschenbroicher Armaturen GmbH & Co. KG

Germany	Vierte Korschenbroicher Armaturen Verwaltungs GmbH

Germany	Zweite Korschenbroicher Armaturen GmbH

Hong Kong	Tyco Flow Control Hong Kong Limited

Hungary	Erste Korschenbroicher Armaturen Hungary Kereskedellmi Kft. [96.67%]

Country	Entity	State
Hungary	Tyco Valves & Controls Distribution Ltd

India	JCF Fluid Flow India Private Limited

India	Tyco Thermal Controls India Private Limited

India	Tyco Valves & Controls India Pvt. Ltd.

Indonesia	PT Tyco Eurapipe Indonesia

Ireland	Tyco Valves and Controls Ireland Limited

Isle of Man	Tyco Flow Control Holdings Ltd.

Italy	Biffi Italia S.r.l.

Italy	MECAIR S.r.L.

Italy	Tyco Flow Control Italia S.r.l.

Italy	Tyco Valves and Controls Italia S.r.l.

Japan	Tyco Flow Control Japan Co., Ltd.

Japan	Tyco Thermal Controls Japan Co., Ltd.

Kazakhstan	Tyco Thermal Controls Kazakhstan LLP

Korea	Keystone Valve (Korea) LLC

Korea	Tyco Thermal Controls Korea Ltd.

Luxembourg	Tyco Brazil (Luxembourg) S.a.r.l.

Luxembourg	Tyco Flow Control Brazil Holding S.a.r.l.

Luxembourg	Tyco Flow Control International Finance S.A.

Luxembourg	Tyco Flow Control International Holding S.a.r.l.

Luxembourg	Tyco Flow Control Luxembourg S.a.r.l.

Malaysia	ETC - CP (M) Sdn Bhd

Malaysia	Euratech (Malaysia) Sdn. Bhd.

Malaysia	Tyco Valves & Controls (M) Sdn. Bhd.

Mexico	Tyco Valves and Controls de Mexico, S.A. de C.V.

Netherlands	Tyco Flow Control Holding NL B.V.

Netherlands	Tyco Thermal Controls BV

Netherlands	Tyco Valves & Controls B.V.

New Zealand	Keystone New Zealand Company

New Zealand	New Zealand Valve Company

New Zealand	Nortrac Engineering Company

New Zealand	Tyco Flexonics NZ Company

Norway	Tyco Thermal Controls Norway AS

Peru	Tyco Services S.A. (Peru)

Poland	Tyco Thermal Controls Polska Sp. z.o.o.

Poland	Tyco Valves & Controls Distribution GmbH (Sp.z.o.o.) Przedstawicielstwo w Polsce

Poland	Tyco Valves & Controls Polska Sp.z.o.o.

Romania	SC FCT Industrial Srl

Romania	Tyco Thermal Controls Romania S.R.L.

Russia	Tyco Thermal Controls

Singapore	Greenspan Singapore Private Limited

Singapore	Safety Systems UK Pte. Ltd.

Singapore	Tyco Flow Control Pte. Ltd.

Singapore	Tyco Pipe Systems Pte Ltd

South Africa	Tyco Flow Control Africa (PTY) LTD

Country	Entity	State
South Africa	Tyco Valves and Controls Distribution SA (Proprietary) Limited

South Africa	Tyco Waterworks (Pty) Ltd.

Sweden	Erichs Armatur AB [50%]

Sweden	Tyco Thermal Controls Nordic AB

Switzerland	Neotecha AG

Switzerland	Tyco China (Switzerland) GmbH

Switzerland	Tyco Flow Control AG

Switzerland	Tyco Flow Control Holdings Switzerland GmbH

Switzerland	Tyco Flow Control International Finance Group GmbH

Switzerland	Tyco Flow Control International Finance Holding GmbH

Switzerland	Tyco Flow Control International Ltd.

Switzerland	Tyco Flow Control International Services Holding GmbH

Switzerland	Tyco Flow Control Switzerland GmbH

Switzerland	Tyco Flow Services AG

Taiwan	Taiwan Valve Co., Ltd

Taiwan	Tyco Valves & Controls (Taiwan) Ltd

Thailand	Tyco International PLT (Thailand) Limited

Thailand	Tyco Valves & Controls (Thailand) Limited

UAE	Emirates Techno Casting FZE

UAE	Emirates Techno Casting Holdings Limited

UAE	Emirates Techno Casting LLC

UAE	Gulf Valve FZE

UAE	JC Middle East FZE

UAE	JC Saudi FZE

UAE	KEF Holdings Limited

UAE	Tyco Flow Control Middle East FZE

UAE	Tyco Gulf FZE Ltd.

United Kingdom	Edward Barber & Company Limited

United Kingdom	Edward Barber (U.K.) Limited

United Kingdom	Flo-Check Valves Limited

United Kingdom	Goyen Controls Co UK Limited

United Kingdom	Hindle Cockburns Limited

United Kingdom	Keystone Valve (U.K.) Ltd.

United Kingdom	Narvik-Yarway Limited

United Kingdom	Raychem HTS Limited

United Kingdom	Safety Systems UK Limited

United Kingdom	Spensall Engineering Limited

United Kingdom	Steel Support Systems Limited

United Kingdom	Tyco Engineered Products (UK) Ltd

United Kingdom	Tyco European Steel Strip Limited

United Kingdom	Tyco European Tubing Limited

United Kingdom	Tyco Flow Control (UK) Limited

United Kingdom	Tyco Thermal Controls UK Limited

United Kingdom	Tyco Tubing Limited

United Kingdom	Tyco Valves & Controls Distribution (UK) Limited

United Kingdom	Tyco Valves & Controls Gulf Limited

Country	Entity	State
United Kingdom	Tyco Valves Limited

United Kingdom	Westlock Controls Limited

United Kingdom	Whessoe Vapour Control Ltd

United Kingdom	Whessoe Varec Company, The

United States	Alliance Integrated Systems, Inc.	DE

United States	Crosby Valve, LLC	NV

United States	Goyen Valve LLC	CA

United States	J.R. Clarkson Company LLC, The	NV

United States	Keystone Germany Holdings Corp.	DE

United States	Keystone Saudi, Inc.	TX

United States	Panthro Acquisition Co.	DE

United States	Panthro Merger Sub	MN

United States	Tracer Construction LLC	DE

United States	Tracer Industries Management LLC	DE

United States	Tracer Industries, Inc.	DE

United States	TV&C GP Holding, LLC	NV

United States	Tyco Flow Control Chile Holding LLC	DE

United States	Tyco Flow Control Company LLC	DE

United States	Tyco Flow Control International Holdings A, LLC	DE

United States	Tyco Flow Control International Holdings B, LLC	DE

United States	Tyco Flow Control International Holdings C, LLC	DE

United States	Tyco Flow Control International Holdings D, LLC	DE

United States	Tyco Flow Control US Holding Corporation	DE

United States	Tyco Thermal Controls Holdings B LLC	DE

United States	Tyco Thermal Controls Holdings LLC	DE

United States	Tyco Thermal Controls LLC	DE

United States	Tyco Valves & Controls LP	DE

United States	Tyco Valves & Controls, Inc.	TX

United States	Tyco Valves and Controls Middle East, Inc.	DE

United States	Tyco Valves and Controls U.A.E., Inc.	TX

United States	Tyco Water Corp.	TX

United States	Westlock Controls Corporation	DE

United States	Westlock Controls Holdings, Inc.	NV

Uruguay	Tyco Flow Control del Uruguay S.A.

Venezuela	Servicios Tyco Internacional VE 1060, C.A.

Venezuela	Tyco Flow Control de Venezuela, C.A.

Virgin Islands	ETC International Holdings, Ltd.

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